SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C.

                                20549


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                              FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  December 6, 1999
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                      TEXAS INSTRUMENTS INCORPORATED
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          (Exact name of Registrant as specified in its charter)


             Delaware                          1-3761
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     (State of Incorporation)           (Commission File No.)


                                75-0289970
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                   (I.R.S. Employer Identification No.)


      12500 TI Boulevard, P. O. Box 660199, Dallas, Texas      75266-0199
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      (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code (972) 995-3773
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ITEM 5.   Other Events.

     The information set forth in the Registrant's news release dated December 6, 1999 (attached hereto as Exhibit 99) is incorporated herein by reference to such news release.

ITEM 7.     Exhibits.

          Designation of
            Exhibit in
            this Report      Description of Exhibit
          --------------     ----------------------

               99            Registrant's news release
                             dated December 6, 1999


                              SIGNATURE
                              ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TEXAS INSTRUMENTS INCORPORATED



                                  By: /s/ WILLIAM A. AYLESWORTH
                                      -------------------------
                                      William A. Aylesworth
                                      Senior Vice President
                                      Treasurer and
                                      Chief Financial Officer

Date: December 6, 1999


                               Exhibit Index


Designation of
 Exhibit in                                          Paper (P)
 this Report       Description of Exhibit        or Electronic (E)
--------------      ----------------------        -----------------

     99             Registrant's news release           E
                    dated December 6, 1999